Leader Global Bond Fund

Institutional Shares:	LGBIX
Investor Shares:	LGBMX
Class A Shares:	LGBAX
Class C Shares:	LGCBX

Supplement dated July 2, 2015 to the prospectus dated March 17, 2015,

as supplemented May 21, 2015

Please be advised, that effective immediately, the following disclosure replaces the second paragraph on page 2 of the prospectus for the Leader Global Bond Fund dated March 17, 2015, as supplemented on May 21, 2015 (the “Prospectus”):

Under normal circumstances, the Fund invests at least 80% of its assets in debt securities. The Fund intends to invest at least 60% of its net assets in investment grade debt securities. The Fund may invest up to 40% of its net assets in non-investment grade bonds (commonly referred to as "junk bonds"). The Fund defines junk bonds as those rated lower than Baa3 by Moody's Investors Service or lower than BBB - by Standard and Poor's Rating Group, or, if unrated, determined by the Advisor to be of similar credit quality. The Fund does not restrict its purchase of debt securities to those of a certain maturity or duration range. The Fund does not have an average target maturity or duration range. The Fund may use currency forward contracts to hedge its foreign currency exposure. The Fund may use index and credit default swaps to enhance returns as well as manage investment risk and liquidity. The Fund may engage in leverage, either through borrowing from a bank or through reverse repurchase agreements, in order increase the total assets available for investment.

Please be further advised, that effective immediately, the following disclosure is added to the Principal Investment Risks Section on page 2 of the Prospectus:

•	Leveraging Risk. The use of leverage by the Fund, such as borrowing money to purchase securities or engaging in reverse repurchase agreements, will cause the Fund to incur additional expenses and may magnify the Fund’s gains or losses.

Please be further advised, that effective immediately, the following disclosure replaces the third paragraph on page 4 of the Prospectus:

Under normal circumstances, the Fund invests at least 80% of its assets in debt securities. This policy may not be changed without at least 60 days’ advance written notice to shareholders. The Fund invests at least 60% of its net assets in investment grade debt securities. The Fund may invest up to 40% of its net assets in non-investment grade securities (commonly referred to as "junk bonds"). The Fund defines junk bonds as those rated lower than Baa3 by Moody's Investors Service or lower than BBB- by Standard and Poor's Rating Group, or, if unrated, determined by the Advisor to be of similar credit quality. The Fund does not restrict its purchase of debt securities to those of a certain maturity or duration range. The Fund does not have an average target maturity or duration range. The Fund will use currency forward contracts to hedge its foreign currency exposure. A currency forward contract locks in the foreign exchange rate for the future purchase or sale of a foreign currency. The Fund may use index and credit default swaps to enhance returns as well as manage investment risk and liquidity. In a standard “swap” transaction, the Fund and a counterparty agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The Fund may engage in leverage, either through borrowing from a bank or through reverse repurchase agreements, in order increase the total assets available for investment.

Please be further advised, that effective immediately, the following disclosure is added to the Principal Investment Risks Section on page 5 of the Prospectus:

•	Leveraging Risk. Using leverage can amplify the effects of market volatility on the Fund's share price and make the Fund's returns more volatile. The use of leverage may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The use of leverage may also cause the Fund to have higher expenses than those of mutual funds that do not use such techniques.

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This Supplement, and the Prospectus dated May 17, 2015, as supplemented May 21, 2015, and Statement of Additional Information dated October 13, 2014, as supplemented May 21, 2015 each provide information that you should know before investing in the Fund and should be retained for future reference. The Prospectus and Statement of Additional Information have been filed with the Securities and Exchange Commission and are incorporated herein by reference. All of these documents are available upon request and without charge by calling Shareholder Services at 1-800-711-9164 or visit www.leadercapital.com.

Please retain this Supplement for future reference.